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                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

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                               FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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           Date of Report (Date of earliest event reported):

                                MARCH 8, 1997

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                   CHARTER COMMUNICATIONS INTERNATIONAL, INC.

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                                    NEVADA
        (State or other jurisdiction of incorporation or organization)


                33-25129-LA                                 84-1097751
            (Commission File No.)                        (I.R.S. Employer
                                                        Identification No.)


            17100 EL CAMINO REAL
              HOUSTON, TEXAS                                    77058
   (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code: (713) 486-8337


               (Former address, if changed since last report)


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                         INFORMATION INCLUDED IN THIS REPORT

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Item 4 of the Registrant's Form 8-K filed March 13, 1997, is amended in its entirety to read as follows:

   Following the acquisition by Charter Communications International, Inc. (the "Company") of Overlook Communications International Corporation ("OCI"), an Atlanta, Georgia, based corporation, the Company decided it would be in the best interests of the Company to consolidate its financial and accounting functions in Atlanta. Prior to the acquisition of OCI, the Company's financial and accounting functions were maintained in Houston, Texas, and the Houston office of KPMG Peat Marwick LLP ("Peat Marwick") served as the auditors and certifying accountants of the Company. As a result of the consolidation, on February 28, 1997, the Board of Directors of the Company determined that it would be efficient and preferable to have the Company's independent accountants located in Atlanta where the Company's accounting personnel and records reside and authorized the appropriate officers of the Company to explore the possibility of engaging an independent accounting firm with offices in Atlanta.

   Accordingly, the Company contacted Peat Marwick and two other accounting firms with offices in Atlanta to determine the terms upon which they might be engaged by the Company. As a result of such contacts and the discussions which followed, on March 8, 1997, the Company officially notified Peat Marwick that it was dismissed and that the Company would engage the Atlanta office of the accounting firm of Arthur Andersen LLP ("Arthur Andersen") as the Company's auditors and certifying accountants. On March 13, 1997, the terms of the engagement of Arthur Andersen were finalized.

   Peat Marwick was engaged by the Company subsequent to December 31, 1995, and, therefore, did not report on the Company's financial statements for the past two years. Peat Marwick's reports were limited to the financial statements of a subsidiary of the Company. Peat Marwick's reports have not contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

   The decision to change auditors and certifying accountants was not the result of any discussion between the Company and Arthur Andersen within the contemplation of Item 304(a)(2) of Regulation S-B.

   A copy of this Form 8-K/A has been provided to Peat Marwick and the Company has attached hereto as an Exhibit a letter from Peat Marwick indicating its agreement with the statements made herein.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits:

            The following exhibits have been furnished in accordance with the provisions of Item 601 of Regulation S-B.

       (16) Letter of KPMG Peat Marwick LLP.











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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: March 25, 1997


                                CHARTER COMMUNICATIONS INTERNATIONAL, INC.


                                By:  /s/ Patrick E. Delaney
                                   ----------------------------------------
                                Title: Chief Financial Officer














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